July 6, 2007

United States

SECURITIES AND EXCHANGE COMMISSION

Attn: William Choi

Division of Corporate Finance

Washington, D.C. 20549-0404

Dear Mr. Choi

Re: Melt – Inc Letter dated June 22, 2007

Form 10-KSB for the Fiscal Year Ended December 31, 2006

Consolidated Statement of Operations, page F-5

SEC Comment 1) We have reviewed your response to prior comment 2 in our letter dated May 4, 2007, and it appears that you intend to open stores with the intention of later selling them. If our understanding is correct and selling stores will be a part of your ongoing operations, please expand the business section of your filing and your notes to financial statements to discuss this as part of your business model. Additionally, include a footnote that discloses how the gain or loss was calculated. If our understanding is incorrect, we would expect such gain or loss from sale of stores to be presented in other income/loss.

Melt Response: We do believe that it is possible that we will sell stores in the future and as such, have expanded the business section of the filing and Note 1 to the financial statement to discuss this as part of our business model. Additionally, we have added a footnote to Note 1 of the financial statement to disclose how the gain on sale of store equipment was calculated.

SEC Comment 2) We have reviewed your response to prior comment 4 in our letter dated May 4, 2007 noting that you recognized franchise fee revenue during the quarterly period ended March 31, 2007 for two of the five terminated franchisee locations. Please disclose your accounting policy for fees collected when franchise agreements are terminated. You may also want to include discussion of your policy in your critical accounting policies since it involves significant management judgment and assumptions. Additionally, similar to your response to us, for any period that a franchise agreement is terminated, please disclose whether or not you recorded initial franchise fee revenue on terminated locations and the reasons supporting your accounting treatment. Please also quantify any revenues recognized related to terminated franchise locations.

Melt Response: We have included an accounting policy in Note 1 to the financial statements disclosing the accounting policy for franchise fees collected when franchise agreements are terminated.

There were no franchise agreements terminated during the year ended December 31, 2006, but in all future filings we will disclose revenue recognized related to terminated franchise locations.

Exhibits 31.1 and 31.2

SEC Comment 3) We have reviewed your response to prior comment 5 from our comment letter dated May 4, 2007. We have also reviewed your Form 10-QSB for the quarterly period ended march 31, 2007 noting that you continue to include the word “quarterly” in your certifications. Consequently, we reissue comment 5 from our comment letter dated May 4, 2007. In future 10-KSB and 10_QSB filings, please exclude the words “annual” or “quarterly” from paragraphs two and three of your certifications and reference only the “report”. The certification should be worded exactly as set forth in Item 601(b)(31) of Regulation S-B

Melt Response: In future filings we will word the certifications per Item 601 (b) (31) of Regulation S-B.

Should you have any questions or further comments, please do not hesitate to contact me at (949) 707 0456 ext 108.

Sincerely,

/s/ Scott M. Miller

Scott M. Miller

EVP and CFO

Melt Inc

Cc Clive Barwin

Jeff Jones, HJ & Associates
Bill MacDonald, Clark Wilson, LLP